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               CONSENT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated November 12, 1996 of CRM Small Cap Value Fund in this Registration Statement (Form N-1A No. 33-91498) of The CRM Funds.


                                       /s/ Ernst & Young LLP
                                       Ernst & Young LLP


White Plains, New York
January 27, 1997